UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: October 12, 2006

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                        (Date of earliest event reported)

                                  ABIOMED, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                                  04-2743260
   (State or other Jurisdiction                      (IRS Employer
        of Incorporation)                         Identification Number)


                                     0-20584
                            (Commission File Number)


                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 2.02  Results of Operations and Financial Condition.

     On October 12, 2006, we issued a press release announcing our preliminary revenue for the quarter ended September 30, 2006. A copy of the press release is set forth as Exhibit 99.1 to this report and incorporated herein by reference.

     The information contained in this report, including exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits.

 Exhibit                                   Description
----------   -------------------------------------------------------------------
99.1         Press release dated October 12, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ABIOMED, Inc.

                                           By:  /s/   Daniel J. Sutherby
                                                --------------------------------
                                                Daniel J. Sutherby
                                                Chief Financial Officer

Date: October 12, 2006

                                  Exhibit Index


 Exhibit Number              Description
----------------             ---------------------------------------------------

     99.1                    Press release dated October 12, 2006.